                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                           Tender of all Outstanding

                          8.70% Senior Notes due 2007

                              in Exchange for New

                          8.70% Senior Notes due 2007

                                       of

                         GLOBAL CROSSING HOLDINGS LTD.

   Registered holders of 8.70% Senior Notes due 2007 (the "Restricted Notes") who wish to tender their Restricted Notes in exchange for a like principal amount of 8.70% Senior Notes due 2007 (the "Exchange Notes") and whose Restricted Notes are not immediately available or who cannot deliver their Restricted Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer Guaranteed Delivery Procedures" in the Prospectus.

   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

   The undersigned hereby tenders to the Exchange Agent the principal amount of Restricted Notes indicated below, upon the terms and subject to the conditions
contained in the Prospectus dated [         ] of Global Crossing Holdings Ltd.
(the "Prospectus"), receipt of which is hereby acknowledged.


                       DESCRIPTION OF SECURITIES TENDERED

                                                                  Certificate Number(s)
                                         Name and address             of Restricted
                                       of registered holder          Notes Tendered
                                          as it appears on          (or Account Number  Principal Amount
                                       the Restricted Notes           at Book-Entry      of Restricted
     Name of Tendering Holder             (Please Print)                Facility)        Notes Tendered
     ------------------------          --------------------       --------------------- ----------------

  ------------------------------- -------------------------------    --------------     --------------   ---

  ------------------------------- -------------------------------    --------------     --------------   ---

  ------------------------------- -------------------------------    --------------     --------------   ---

  ------------------------------- -------------------------------    --------------     --------------   ---

  ------------------------------- -------------------------------    --------------     --------------   ---

--------------------------------------------------------------------------------

                                   SIGN HERE

 Name of Registered or Acting Holder: _________________________________________

 Signature(s): ________________________________________________________________

 Name(s) (please print): ______________________________________________________

 Address: _____________________________________________________________________

    ------------------------------------------------------------------------

 Telephone Number: ____________________________________________________________

 Date: _____________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Restricted Notes (or a confirmation of the book-entry transfer of such Restricted Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

 Name of Firm: ______________________    ------------------------------------
 Address: ___________________________           (Authorized Signature)

 ------------------------------------
                           (Zip Code)    Title: _____________________________
                                         Name: ______________________________
 Area Code and Telephone No.: _______       (Please type or print)

 ------------------------------------
                                         Date: ______________________________

    NOTE: DO NOT SEND RESTRICTED NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. RESTRICTED NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.